Exhibit 99.2

© 2020 Rite Aid. All rights reserved. 1 Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents September 16, 2023 Discussion Materials Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

2 Disclaimer This presentation (together with any related oral commentary and any supplemental materials or updates, this “Presentation” and, together with any associated information and materials provided heretofore, herewith or hereafter, whether communicated in written, electronic or oral form, collectively, the “Materials”) has been prepared by or on behalf of Rite Aid Corporation (collectively, together with its subsidiaries and controlled affiliates, the “Company”) solely to provide each recipient hereof (each, a “Recipient”) with certain information, in summary form only, relating to the Company’s proposed transaction(s) described herein (each, a “Transaction”) . The summary set forth herein does not purport to be a complete description of the matters described herein . This Presentation may be furnished to the Recipient directly by the Company or, on the Company’s behalf, through any one of the Company’s legal, financial or other professional advisors (collectively, the “Advisors”) . Each Advisor is appointed only to advise the Company in accordance with its applicable terms of engagement . This Presentation does not constitute an offer to sell or solicitation of an offer to purchase any securities, nor shall there be any such offer or solicitation in any jurisdiction in which such an offer or solicitation is not authorized or would be unlawful . The information contained in this Presentation is not, and under no circumstances is to be construed as, a prospectus, a public offering or an offering memorandum as defined under applicable securities legislation . Each Recipient must comply with all legal requirements in each jurisdiction in which it purchases, offers or sells any securities or possesses this Presentation, and must independently obtain any consent, approval or permission required by it in connection with any potential transaction . None of the Company or any of the Advisors makes any representation or warranty regarding, nor shall any of the foregoing persons or entities have any responsibility for, the legality of an investment or other participation in any Transaction under any investment, securities or similar laws . Recipients of this information who are considering any form of Transaction with the Company should not rely on the information contained herein as a definitive basis for any decision regarding any Transaction . Any statement herein regarding tax matters was written in connection with the promotion or marketing of the matters described herein and was not intended or written to be used, and cannot be used by any person, for the purposes of avoiding tax - related penalties under federal, state or local tax law . Receipt of this Presentation does not create, nor is it intended to create, a contract or commitment between the Company and the Recipient or any other party with respect to consummation of any Transaction . This Presentation may not be relied upon by any party as the basis for any such contract or commitment . Consummation of any Transaction is subject to, among other things, the execution of definitive documentation in writing . Until the execution of definitive documentation for any Transaction, the Company reserves the right, in its sole discretion, to modify or amend the terms of the Transaction, to approve or disapprove any prospective participant or other counterpart, to accept or reject, in whole or in part, any request by any party to participate as investor, participant or otherwise in the Transaction, to allocate to any party a smaller portion of or participation in the Transaction than the amount sought by such party and to withdraw from any further discussions, negotiations or transaction . None of the Company or the Advisors will have any liability or obligation whatsoever to any prospective transaction counterparty in the event of any of the foregoing . Any terms or other conditions in the Materials relating to any proposed Transaction are non - binding and are being presented solely for discussion and settlement purposes . The Materials are entitled to protection from any use or disclosure pursuant to Federal Rule of Evidence 408 and any other rule of similar import . The Materials are being furnished solely for the purpose of assisting each Recipient in determining whether it wishes to proceed with any further investigation of the Company and any Transaction . The Materials are not intended to form the basis of any investment decision and do not attempt to present all the information that such Recipient may consider material or desirable in making its investment decision . Each Recipient of the Materials should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision to participate in any Transaction and should perform its own independent investigation and analysis of the Transaction and the Company . By accepting delivery of this Presentation, each Recipient represents that it is sophisticated and capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies involving a security or securities, as well as with regard to the economic risks and merits of any Transaction, and of assessing the suitability of such investments for its purposes Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

3 Disclaimer (cont’d) The information used to prepare this Presentation and any other Materials is based upon industry, business, financial, legal, regulatory, tax, accounting, actuarial and other information (including, without limitation, financial projections, other estimates and other forward - looking information) furnished by the Company or information otherwise obtained from public sources, data suppliers and other third parties . None of the Advisors or any of their respective subsidiaries, affiliates, directors, officers, employees, representatives, consultants, legal counsel and/or agents has independently verified the accuracy and/or completeness of this Presentation and any other Materials, including without limitation any estimates or financial forecasts or projections or other forward - looking statements (or any assumptions underlying them, the Company’s future operations or the amount of any future income or loss) . None of the Company, the Advisors or any of their respective subsidiaries, affiliates, directors, officers, employees, representatives, consultants, legal counsel and/or agents (i) makes any representation, guaranty or warranty (express or implied) as to the accuracy or completeness of this Presentation or any other Materials, including without limitation any estimates or financial forecasts or projections or other forward - looking statements (or any assumptions underlying them, the Company’s future operations or the amount of any future income or loss) ; or (ii) will have any responsibility, obligation or liability to any Recipient or its representatives relating to or arising from any information contained in, or for any omissions from, this Presentation or any other Materials or any other written or oral communication transmitted to any Recipient in the course of its investigation and evaluation of the Company and any Transaction . This Presentation is as of the date hereof . Neither the delivery of this Presentation nor any eventual consummation of any Transaction shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in the affairs of the Company after the date hereof . Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance . None of the Company or any Advisor undertakes any obligation to update, correct or otherwise revise this Presentation or any other Materials . This Information shall not be deemed an indication of the state of affairs of the Company nor shall it constitute an indication that there has been no change in the business or affairs of the Company since the date hereof . By accepting delivery of this Presentation, each Recipient acknowledges and agrees (i) to undertake and rely on its own independent investigation and analysis and consult with its own attorneys, accountants and other professional advisors regarding the Company and the merits and risks of participating in any potential Transaction, including all related legal, investment, accounting, tax and other matters ; and (ii) that none of the Advisors or any of their respective subsidiaries, affiliates, directors, officers, employees, representatives, consultants, legal counsel and/or agents is acting as a financial advisor, private placement agent, arranger or in any other advisory capacity for the benefit of such Recipient with respect to any potential Transaction or otherwise owes such Recipient any duty of loyalty or care (whether in contract, in tort or otherwise) with respect to this Presentation, any other Materials or any potential Transaction (and each Advisor, on behalf of itself and its affiliates and related parties, expressly disclaims any such advisory, fiduciary or similar relationship or other duty) . By accepting delivery of this Presentation, each Recipient will be deemed to acknowledge and agree to the matters set forth in this Disclaimer, including, without limitation, the matters set forth in the subsequent sections titled “Confidentiality Undertaking” and “Cautionary Statement Regarding Forward Looking Statements . ” CONFIDENTIALITY UNDERTAKING This Presentation contains information that is proprietary or confidential in nature . By accepting this Presentation, each Recipient agrees to treat this Presentation and the information contained herein in a confidential manner, to use this Presentation and such information only in connection with its evaluation of any proposed Transaction and that this Presentation and such information shall not be divulged to any person or entity or reproduced, disseminated or disclosed by the Recipient, directly or indirectly, in whole or in part, in each case, other than to the extent otherwise permitted pursuant to the terms of the applicable confidentiality or other non - disclosure agreement between the Recipient and the Company entered into in connection herewith . Each Recipient further agrees that the foregoing obligations shall apply to all other written or oral communications transmitted to the Recipient by or on behalf of the Company in connection with the Recipient’s evaluation of any potential Transaction . Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

4 Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical, are forward - looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . Such statements include, but are not limited to, statements regarding Rite Aid Corporation’s (the “Company”) outlook and guidance for fiscal 2024 and future periods ; the continued impact of the global coronavirus (COVID - 19 ) pandemic on the Company’s business ; and any assumptions underlying any of the foregoing . Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward - looking statements . These forward - looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to : risks related to the prolonged impact of the COVID - 19 global pandemic, and the emerging new variants, including government actions and restrictive measures implemented in response, and other impacts to the business, or on the Company’s ability to execute business continuity plans, as a result of the COVID - 19 pandemic ; the impact of COVID - 19 on the Company’s workforce, operations, stores, expenses, and supply chain, and the operations or behaviors of the Company’s customers, suppliers and business partners ; the Company’s ability to successfully implement the Company’s store closure program and other strategies ; the impact of the Company’s high level of indebtedness, the ability to refinance such indebtedness on acceptable terms and the Company’s ability to satisfy its obligations and the other covenants contained in the Company’s debt agreements ; outcome of pending or new litigation including related to Opioids, “usual and customary” pricing or other matters ; the Company’s ability to monetize the CMS receivable created in the Company’s Part D business ; general competitive, economic, industry, market, political (including healthcare reform) and regulatory conditions (including changes to laws or regulations relating to labor or wages), as well as other factors that impact the markets in which we operate ; the impact of private and public third - party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order ; the Company’s ability to manage expenses and its investments in working capital ; the Company’s ability to achieve the benefits of the Company’s efforts to reduce the costs of its generic and other drugs ; the Company’s ability to achieve cost savings and other benefits of its organizational restructuring within its anticipated timeframe, if at all ; the outcome of the Company’s continuing efforts to monitor and comply with applicable laws, regulations, policies and procedures ; and the Company’s ability to partner and have relationships with health plans and health systems . These and other risks, assumptions and uncertainties are more fully described in Item 1 A (Risk Factors) of the Company’s most recent Annual Report on Form 10 - K and in other documents that it files or furnishes with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read . To the extent that COVID - 19 adversely affects the Company’s business and financial results, it may also have the effect of heightening many of such risk factors . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward - looking statements . Accordingly, you are cautioned not to rely on these forward - looking statements, which speak only as of the date they are made . The degree to which COVID - 19 may adversely affect the Company’s results and operations, including its ability to achieve its outlook for fiscal 2024 guidance and future periods, will depend on numerous evolving factors and future developments, which are highly uncertain, including, but not limited to, federal, state and local governmental policies and initiatives designed to reduce the transmission of COVID - 19 and emerging new variants, and how quickly and to what extent normal economic and operating conditions can resume . As a result, the impact on the Company’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material . The Company expressly disclaims any current intention, and assumes no duty, to update publicly any forward - looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise . Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

5 Non - GAAP Financial Measures The following presentation includes the non - GAAP financial measures Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A, which are non - GAAP financial measures . See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures . Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition - related costs, non - recurring litigation settlements, gains or losses on debt modifications and retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring - related costs, the gains or losses on Bartell acquisition, and change in estimate related to manufacturer rebate receivables . The Company believes Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare its operating performance over multiple periods . Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility exit and impairment, goodwill and intangible asset impairment charges, inventory write - downs related to store closings, gains or losses on debt modifications and retirements, change in estimate related to manufacturer rebate receivables, and other items (including stock - based compensation expense, merger and acquisition - related costs, non - recurring litigation settlements, severance, restructuring - related costs, costs related to facility closures, gain or loss on sale of assets, and the gain or loss on Bartell acquisition) . The add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects the Company's results as if the company was on a FIFO inventory basis . The Company believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors . Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items . See the attached tables for a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure . Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock - based compensation expense, merger and acquisition - related costs, non - recurring litigation settlements, and other items . See the attached tables for a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure . The Company believes Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A serve as appropriate measures in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors . Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents I. Company Overview II. Rite Aid 2.0 Business Plan A. Retail Business Plan B. Elixir Business Plan III. Litigation IV. Transaction Proposal V. Owned Real Estate Summary Table of Contents

© 2020 Rite Aid. All rights reserved. 7 Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents I. Company Overview

Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

Rite Aid Overview

Rite Aid is a full-service pharmacy company focused on improving health outcomes

- A full-service pharmacy company with approximately **2,300** retail pharmacy locations across **17** states and more than **46,000** employees
- Rite Aid provides **essential pharmacy services** to customers located in underserved areas
- **Broad range of services** – including **retail, pharmacy, PBM, mail order, specialty pharmacy and claims adjudication**
- Rite Aid will deliver on its corporate strategy by:
  - Growing our **pharmacy** business
  - Deepening its **customer loyalty** and **engagement**
  - Scaling our **Elixir** business

Rite Aid at a Glance (1Q24A)

$23.7BN
Total LTM Revenue

8.4%
Y-o-Y Increase in Same Store Sales

$421MM
Total LTM Adjusted EBITDA

13.3%
Y-o-Y Increase in Pharmacy Sales

~250MM
Prescriptions Filled per Year on a 30-day adjusted basis[1]

7.4%
Y-o-Y increase in Prescription Volume[2]

(1) As of FY23A.
(2) On a 30-day adjusted basis; excludes COVID-related volume.

8

RITE AID

9 Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents Over 70% of Retail revenue comes from Rite Aid’s Pharmacy Retail: Retail Pharmacy of consumers trust their pharmacists as healthcare advocates Average annual retail pharmacy visits per consumer, versus ~2 primary care office visits per year Clinical interventions per year scripts filled per year 90% 26 ~40M ~180M Source: Company management. Note: Planned consolidation of Wilsonville, OR and Des Moines, WA distribution centers. Rite Aid States & Store Count Rite Aid Distribution Centers 190 14 67 1 476 246 195 480 64 6 57 MA 9 CT 30 NJ 112 DE 37 263 MD 40

10 Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents Retail: Front - End Offerings Our Owned Brands • Rite Aid offers a wide assortment of front - end merchandise to complement the comprehensive pharmacy products offering, including: • OTC medicine • Health and beauty aids • Personal care • Consumables • General merchandise • Seasonal merchandise • Numerous other everyday convenience products • Front - end products accounted for nearly 29% of total retail sales in FY2023 • Strong portfolio of owned brands positioned for future growth • Accounted for approximately 18% of front - end sales in FY2023 • Recent launch of RYSHI expands private label suite into the $100BN+ beauty industry Source: Company filings. Front - End Retail Offering

Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

Pharmacy Services: Elixir

A leading, <u>independent</u> pharmacy management platform offering comprehensive pharmacy solutions to middle market plan sponsors

Overview

- Leading pharmacy management platform with 20+ year history of serving middle market health plans and employer groups
- Leading independent PBM of national scale
- Comprehensive suite of owned assets uniquely serving the middle market with a full pharmacy care experience, including:
  - An industry leading adjudication platform capable of handling all lines of business, including Medicare, offering flexibility, efficiency and data privacy protection
  - Accredited mail and specialty pharmacies, creating an exceptional member experience, waste reduction and cost savings
  - Prescription discount programs for uninsured and under-insured
- Provides services across a continuum of clients including:
  - Mid-sized employer groups with focus on unions, municipalities, school districts and healthcare providers
  - Regional health plans with 100k – 500k lives and TPAs

National Footprint


Rite Aid Corp. HQ
Philadelphia, PA
Elixir Mail & Specialty
North Canton, OH
Puerto Rico Office

~1.1MM	~1,000	~1,050
PBM Members[1]	*Clients*	*FTEs*

Source: Company management.
Note: Pro forma for exit of Elixir Insurance Individual Part D.
(1) Excludes Elixir Insurance membership.

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Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

Elixir: A PBM Providing a Full Suite of Pharmacy Capabilities


Mail & Specialty Pharmacy
~460K Claims
Pharmacy Benefit Management
~1.1MM Members[1]
elixir
Discount Saving Cards
~$85MM Gross Revenue & ~15MM Claims
Rx
PBMaaS
Elixir Insurance
~20K Medicare Lives[2]

Source: Company management.
(1) Excludes Elixir Insurance membership.
(2) Pro forma for Individual Part D exit.

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Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

Long-Term Need for Pharmacy Services

Aging U.S. Population

- U.S. population is rapidly aging with the population of 65+ estimated to increase from 56.4MM in 2020 to 72.7MM in 2030
- With a growing older population, healthcare needs will rise driving spend and pharma needs


U.S. Population: 65+ Years Old
56.4
65.9
72.7
2020
2025
2030

Growing Incidence of Chronic Conditions

- Rise in the number of individuals afflicted with chronic conditions
- Illnesses such as diabetes and obesity are increasing at high rates domestically and will require steady and consistent prescription levels for treatment

U.S. Diabetes Projections

2021 — 46MM people with diabetes → **2050** — 65MM people with diabetes

Increasing Healthcare and Pharma Spend

- CMS projects national health expenditures and prescription drug spend to rise in-line or above GDP growth 2022-2031
- Projected national health expenditures as a percent of GDP is projected to increase from 17.4% in 2022 to 19.6% in 2031


2022 – 2031 CAGR
4.6%
5.4%
4.6%
Prescription Drug Spend
National Health Expenditures
GDP

Evolving Preferences Among Healthcare Constituents

- Physicians are increasingly conscious and concerned with achieving optimal patient outcomes
- Retail pharmacists are uniquely positioned to provide a broad array of clinical services, improve patient outcomes and lower costs

"Most people trust pharmacists to play a greater role in providing their care. As the shortage of doctors and nurses persists, and as complex new therapies and digital healthcare technology solutions are developed, the role of pharmacists will continue to evolve."

- John McHugh, PHD, Dept. of Health Policy & Management, Columbia University
The Prescription of Trust Pharmacists Transforming Patient Care report (2022)

Source: Avalere, Washington Post, HealthAffairs, The Lancet, CMS.

13

14 Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents Rite Aid: Uniquely Positioned to Win ▪ Rite Aid is a healthcare company with a neighborhood footprint ▪ Deeply intertwined in communities served with significant local density ▪ Network of pharmacists with strong relationships and significant access to patients ▪ Highly - focused on whole - being health solutions and achieving the best outcomes for patients ▪ Independent partner that does not compete with health plans and works with them to improve outcomes and help control costs

Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents II. Rite Aid 2.0 Business Plan

Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

Overview of Rite Aid 2.0 Business Plan

Our vision for Rite Aid 2.0 is to create a portfolio of high-performing stores to deliver value to our stakeholders and improved health and wellness outcomes to our customers

- The Company's portfolio is burdened by unprofitable stores that it is unable to effectively exit due to the associated dead rent; additionally, increasing regional and corporate overhead costs have impacted profitability
- The ability to reject leases will allow the Company to rationalize the store footprint with greater flexibility; it can exit unprofitable locations, shed dead rent and use the threat of lease rejection to negotiate better lease terms
  - A smaller footprint, coupled with the ability to reject contracts, creates the opportunity for significant cost rationalization and enhanced profitability

Rite Aid Today (LTM 1Q24A)			
2,287 Stores	**$17.8BN** Retail Sales[(1)]	**$284MM** Retail Segment EBITDA[(2)]	**1.6%** Retail Segment EBITDA Margin[(2)]
~$83MM Dead Rent[(3)]	**~78,000** LTM Scripts / Store	**$421MM** Total Adj. EBITDA	**1.8%** Total EBITDA Margin

Rite Aid 2.0 (FY25E)			
Reduced Store Footprint	**$16.5BN** Retail Sales[(1)]	**$518MM** Retail Segment EBITDA[(2)]	**3.1%** Retail Segment EBITDA Margin[(2)]
$0 Dead Rent	**~87,000** LTM Scripts / Store	**$584MM** Total Adj. EBITDA	**3.0%** Total EBITDA Margin

(1) Excludes immaterial non-core other revenue and intersegment eliminations.
(2) For the avoidance of doubt, burdened by allocated costs associated with distribution centers, regional offices, advertising and corporate overhead.
(3) FY24E estimated dead rent in status quo.

16 | RITE AID

17 Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents Business Plan Summary Rite Aid 2.0 provides meaningful uplift in EBITDA and EBITDA margin compared to current guidance Adjusted EBITDA ($MM) Gross Profit (1) ($MM) WholeCo Unlevered Free Cash Flow ($MM) Revenue (1) ($BN) $4,447 $4,055 $3,965 $4,121 $442 $367 $331 $358 $4,804 $4,889 $4,421 $4,295 $4,479 FY23A FY24E FY24E FY25E FY26E Actual Guidance RAD 2.0 Retail Elixir Retail Elixir $260 $262 $320 $548 $386 $617 $100 $84 $148 $66 $155 $86 $429 $360 $346 $468 $614 $541 $703 Guidance RAD 2.0 Guidance RAD 2.0 Guidance RAD 2.0 FY23A FY24E FY25E FY26E Retail Elixir Retail Elixir $18.3 $17.2 $16.5 $17.1 $4.7 $4.5 $2.9 $3.0 $24.2 $23.0 $21.7 $19.3 $20.1 FY23A FY24E FY24E FY25E FY26E Actual Guidance RAD 2.0 Retail Elixir Retail Elixir ($88) $157 ($643) $708 $418 FY23A FY24E FY24E FY25E FY26E Actual Guidance RAD 2.0 $260 $208 $518 $598 $100 $86 $66 $86 $429 $360 $294 $584 $684 FY23A FY24E FY24E FY25E FY26E Actual Guidance RAD 2.0 Retail Elixir Retail Elixir Note: Guidance figures shown are the high end of the latest guidance ranges provided by management for 1Q24A earnings. (1) Rite Aid 2.0 revenue & gross profit figures exclude intersegment eliminations and an immaterial amount of Retail Segment’s no n - c ore earnings; historical Rite Aid 2.0 revenue excludes intersegment eliminations and other revenue for comparability. (2) $100MM cash use forecast per 1Q24 earnings call, plus estimated $257MM cash interest. (2) Includes cash outflows related to CMS receivable Includes cash inflows related to CMS receivable

Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents II.A. Retail Business Plan

Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

Retail Baseline: Year-Over-Year ("YoY") Bridge

YoY the FY24E Retail Plan reflects several material assumptions relative to actual FY23A performance


RX
SG&A
$288
($74)
214
($6)
$168
($206)
$140
($178)
$142
($42)
($47)
($9)
$177
$83
$260
FY23A EBITDA
FY23A Dead Rent
FY23A, less Dead Rent
Wks Adj.
Generic Cost & Other Rx GP
Reimb. Rate
Script Growth
Covid Vol. & GM
FE Initiatives
Wage Increases
Other SG&A
Add. Dead Rent in FY24 Plan
FY24 Plan, Less Dead Rent
FY24 Plan Dead Rent
FY24 Plan

Bridging Item	Description
Wks Adjustment	• One-week adjustment from a 53-week (FY23) to a 52-week year (FY24)
Generic Cost & Other Rx GP	• Reflects reduced cost for generic scripts purchased from manufacturers, net inflation, rebates, legal settlements and other
Reimbursement Rate(s)	• Reimbursement rate pressure from payors for generic / branded scripts; $206MM margin impact on Plan Sales of ~$3B (~6.3%)
Covid Volume & Margin	• Reflects ~40% reduction in assumed YoY covid scripts (~5MM to ~3MM) and transition to purchasing model in Aug-23 (previously 100% margins, post-Aug. forecast 21% margins)
Script Growth	• Based on 6.2% non-COVID comp growth as a result of adherence from auto-refill, deletes improvement and file buys
FE Initiatives	• Digital marketing strategies & inflation • Owned-Brand cost reduction, pricing optimization and other
Wage Increases	• Assumed at both Retail & Corporate
Other SG&A	• Investments related to advertising, shelf tags & additional headcount; base increases in Retail Benefits ($18M) & Corp Admin ($18M - Non-PPL costs)

RX

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Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

Retail 2.0: Run-Rate EBITDA

Pro Forma FY24E EBITDA significantly enhanced on a run-rate basis by rationalizing the footprint and executing on cost savings opportunities, despite risking for challenges in front-end performance

Preliminary Pro Forma FY24E Consolidated Run-Rate EBITDA Bridge


$260
($83)
$177
$23
$83
$97
$29
$168
($74)
$502
A
B
C
D
E
F
FY24 Plan
FY24 Plan Dead Rent
FY24 Plan, less Dead Rent
1Q Favorability
Dead Rent Extinguished
Footprint Rationalization
Fee For Service
Cost Reductions
FE and Cost Reduction Risking
Adj. Pro Forma 2.0

Margins %	1.4%	2.9%

- **A** Based on 3+9 FY24 Plan after incorporating known pro forma adjustments and 1Q favorability
- **B** Extinguish existing dead rent through lease rejection
- **C** Eliminate negative EBITDA drag from unprofitable stores
- **D** Estimate given better than expected reimbursement rates on Medicare / Medicaid in NY as compared to plan
- **E** Includes identified cost reduction opportunities in field support, advertising and corporate overhead; see page 27 for additional detail
- **F** Risking FY24E front-end EBITDA due to lower than plan front-end sales related to supply chain issues and weak front-end margin from higher shrink expense; removal of go-get cost savings in budget that are now picked up by identified cost reduction opportunities

20
RITE AID

21 Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents Rite Aid’s Current Retail Portfolio Roughly three - quarters of Rite Aid’s stores are Retail EBITDA positive on an LTM basis Commentary • Pre - Allocation EBITDA: excludes allocated regional costs and corporate overhead • Retail EBITDA: fully burdened by allocated regional costs; excludes corporate overhead • Adjusted EBITDA: fully burdened by allocated regional costs and corporate overhead • Rite Aid continues to evaluate its entire footprint, including low margin Retail EBITDA positive stores, as a part of footprint rationalization efforts • Allocated costs consist of the regional operation costs and distribution center (“DC”) costs that get attributed to each store • Some of these costs are almost entirely variable and could be shed if stores are closed • Others are largely fixed and would have to be re - allocated to the remaining open stores • RAD benefits from keeping certain low - margin stores open because they help absorb fixed costs that would otherwise burden higher - margin stores Current Store Portfolio ~150 ~400 ~1,700 Pre-Allocation EBITDA Negative Retail EBITDA Negative Retail EBITDA Positive

22 Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents Building Rite Aid Retail 2.0 • The Company has closed nearly 200 stores over the past few years and has developed several analytical tools to inform those d eci sions, assess opportunities to sell scripts and estimate the retention of scripts poured to nearby locations • The Company undertook a deep - dive evaluation of its store footprint based on a wide variety of factors to determine whether to k eep or close on a store - by - store basis • The decision to keep a store was impacted by, amongst other factors, the general strategy for the region or market, the store ’s financial profile and the attractiveness of store closure options • In the case of a store closure, the Company will monetize the front - end inventory through a going - out - of - business sale and decid e whether to sell the scripts or to pour those scripts to a nearby location to improve that store’s performance Management has spent significant time with the Company’s advisors to analyze the retail footprint and design the go - forward plan Factors Considered • Financial Performance • Market / Competitive Landscape • Store Profile / Format • Rent Relative to Market • Regional Presence and Market Strategy • Supply Chain and Regional Operations • Script and Inventory Liquidation Value High - Level Pour vs. Sell Framework Sell Assumed Script Value Pour Retention to Adjacent Stores Consider Selling High Low Pour Consider Pouring The decision to pour versus sell weighs the incremental EBITDA from pouring scripts to a nearby RAD location against the proceeds of selling those scripts Low High

Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

Retail 2.0: Cost Reduction Opportunities

In addition to footprint rationalization, the Company has developed plans for additional cost rationalization of ~$168MM; TBD items are excluded from business plan assumptions for conservatism

Retail Operating Cost Reductions

Cost Area	Opportunity Description	Forecast Includes
Advertising	• Targeting reduction to low ROI spend efforts and redirection of spend from traditional media	✓
Field Support	• Organizational redesign; reduction of asset protection resources given store closures at many high-shrink locations	✓
Rent Concessions	• Engage with landlords to renegotiate go-forward leases	TBD
Pour Retention	• Potential upside to conservative pour retention rate assumptions	TBD
Central Fill	• Additional central fill facilities could provide additional store opex savings	TBD
Supply Agreements	• Existing supply agreements may have better chance of renegotiation and improved Rx pricing with a healthier balance sheet	TBD
Distribution	• Potential to further consolidate distribution centers with smaller footprint • Opportunity to sublease excess capacity in centers with fewer locations to fulfill	TBD

Corporate Cost Reductions

Cost Area	Opportunity Description	Forecast Includes
IT & Support Agmts.	• Ability to reject unnecessary and overly expensive contracts	✓
Outsourced Tech	• Field tech services, recruiting, insourcing, CRM and miscellaneous admin vendors	✓
Legal Fees	• Ability to reduce spend based on litigation addressed in restructuring transaction	✓
Corporate Wages	• Clean slate review of all corporate G&A necessities	✓
Other	• D&O insurance, rent, recruiting, travel, outside labor and other miscellaneous	✓

23

24 Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents Retail 2.0 Financial Projections The following provides a summary of the retail business plan Gross Profit ($MM) Revenue ($BN) Adjusted EBITDA ($MM) Commentary $288 $208 $518 $598 $502 1.6% 2.9% 3.1% 3.5% FY23A FY24E FY25E FY26E PF EBITDA $4,395 $4,055 $3,965 $4,121 24.9% 23.5% 24.1% 24.1% FY23A FY24E FY25E FY26E $17.7 $17.2 $16.5 $17.1 1.7% (2.4%) (4.5%) 3.8% FY23A FY24E FY25E FY26E Growth EBITDA Margin Gross Margin (1) Run - rate FY24E RAD 2.0 EBITDA Margin. See page 24 for more detail. (2) See page 24 for more detail. (3) FY23A Adj. EBITDA, less dead rent of ~$74MM, is $214MM. (4) FY24E Adj. EBITDA, less estimated FY24E RAD 2.0 dead rent of ~$42MM, is $179MM. (2) (3) • Retail segment is poised for significant transformation in Rite Aid 2.0 due to closure of underperforming stores coupled with recurring benefits of cost savings implementation • Smaller footprint results in reduced revenue / gross profit, but unlocks the potential for material EBITDA, and margin, uplift through the ability to reduce costs (4) (1)

Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents II.B. Elixir Business Plan

26 Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents Elixir is at a Transformational Inflection Point Ongoing strategic redesign targeting membership expansion, operational excellence and focus on core competencies Focus Sowing the Seeds Pruning for Growth Reaping What We Have Sown Horizon 1 (2022 – 2023) Horizon 2 (2023 – 2025) Horizon 3 (2025 – 2026) • Brought in new leadership to lead business turnaround and stem operational issues • Stabilization through process redesign, technology revitalization and investment in people • Rationalize organizational structure to match new operating levels • Revamp sales & marketing and account management functions • Exiting the Individual Medicare Part D business to focus on core competencies (1) • Membership stabilization through new client wins and improvements in client retention • Realize benefits of operational optimization initiatives through margin enhancement • Improved cash flow profile from working capital benefits of exiting Individual Medicare Part D business • Return to broad membership growth • Full realization of initiatives to improve operational efficiencies • Continued expansion of EBITDA margins • Agile platform poised to capture additional market share while generating unlevered free cash flow (1) Effective January 2023 with complete exit in January 2024.

Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

Elixir is at a Transformational Inflection Point (cont'd)

Initiatives focused on low hanging fruit to increase profitability, retention and new sales

	Rebate Optimization	Spread Optimization	Network Rates	New RFPs	Administrative Costs	Elixir Part D Exit
Actions	• Improving internal systems communications to apply appropriate contract exclusions • Limiting historical leakage and improving payment accuracy • Incorporating additional exclusion in new contracting process in-line with market standards • Optimize rebate rates	• Adjudication system configuration changes • Automated reporting, dashboards & analytics • Capacity, expertise & documentation	• Validate Rx rates • Leasing networks • Negotiation • Big 3 + larger independents	• Expand top-of-sales funnel by increasing RFP activity with TPAs & brokers	• Improve internal processes and drive workflow automation • SOPs & workflows • Capitalization	• Exiting the Individual Medicare Part D business[1]
Goals	✓ Drive New Sales ✓ Increase Profitability	✓ Increase Profitability ✓ Improve Retention	✓ Increase Profitability	✓ Drive New Sales	✓ Increase Profitability ✓ Improve Retention	✓ Increase Capital Efficiency ✓ Reduce Risk ✓ Increase Profitability

(1) Effective January 2023 with complete exit in January 2024.

27

28 Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents 91 91 122 - 20 40 60 80 100 120 140 FY'24 FY'25 FY'26 EBITDA ($in millions) Baseline EBITDA Elixir: Baseline Annual P&L Projections EBITDA growth is a function of membership growth and ability to execute against value assurance initiatives • Impact from Part D decline drives decrease in revenue and EBITDA in FY25 relative to FY24 • Margin improvement driven by Part D exit and key business improvement initiatives partially offset by membership mix changes • Forecasted attrition of ~8% offset by successful implementation of various go - to - market strategies to drive RFPs • Improvement in percentage of lives won as a a result of sales force initiatives currently underway to increase efficacy 3.0% 2.0% 3.7% Margin: Baseline EBITDA FY25E to FY26E Baseline EBITDA FY24E to FY25E 2.0% 2.2% 3.0% 3.0% 3.7% ($ in millions) ($ in millions) Margin: Primarily Membership Mix (1) Excludes ~[$24]MM of standalone SG&A, [$11]MM impact from known lives lost and TBD uplift from run - rate initiatives. (1) No Image

Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

Elixir: Baseline to Restructuring Scenario Bridge

EBITDA decline of ~$25MM in FY25E and ~$36MM in FY26E compared to Baseline due to higher attrition and lower new customer wins

FY25E: Baseline to Restructuring


($ in millions)
91
(20)
(5)
66
FY25 Baseline EBITDA
Membership
Initiatives Risking
FY25 Restructuring EBITDA
3.0%
2.3%

FY26E: Baseline to Restructuring


122
(29)
(7)
86
FY26 Baseline EBITDA
Membership
Initiatives Risking
FY26 Restructuring EBITDA
3.7%
2.9%

- **Bottoms-up approach to establish incremental risk of renewal for key clients in a restructuring scenario, resulting in attrition of 14.4% and 12.5% in FY24E and FY25E**, respectively, after which rates return to Baseline levels of 8% in FY26E
  - ~1.5MM[(1)] members as of 1Q24A (includes ~300K Part D members)
- Initiatives Risking and SG&A reflect pro forma % of Baseline members
- SG&A mitigation to offset lost profitability from membership decline to be further explored

(1) ~47% of Elixir lives covered by customer contracts with early termination provisions; ~18% of Elixir's lives covered by customer contracts with third party administrator clients.

29

30 Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents Elixir Business Plan Summary The following provides a summary of the Elixir business plan Gross Profit ($MM) Revenue ($MM) Adjusted EBITDA ($MM) Commentary $141 $91 $86 $91 $66 $122 $86 Actual Baseline RX Baseline RX Baseline RX FY23A FY24E FY25E FY26E Baseline Restructuring $409 $374 $367 $359 $331 $397 $358 Actual Baseline RX Baseline RX Baseline RX FY23A FY24E FY25E FY26E Baseline Restructuring $6,568 $4,502 $4,462 $3,089 $2,875 $3,322 $2,973 Actual Baseline RX Baseline RX Baseline RX FY23A FY24E FY25E FY26E Baseline Restructuring Growth EBITDA Margin Gross Margin • FY25E gross margin expansion driven by Part D Wind - Down and key business improvement initiatives, including client contract guarantees and exclusion optimization, partially offset by membership mix changes • EBITDA margin expansion in FY25E driven by the exit of Part D (~20bps), value assurance initiatives, Prime rebate guarantees growth and net membership mix changes • Part D Exit in FY24E results in ~$20MM EBITDA headwind, inclusive of exit and stranded costs 8.3% 11.6% 12.0% 8.2% 11.5% 12.0% 2.0% 3.0% 3.7% 1.9% 2.3% 2.9% (31%) (31%) 8% (32%) (36%) 3% 2.1% 6.2%

Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents III. Litigation

32 Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents Litigation Overview • The pending investigations and litigation claims generally encompass five types of matters: • Opioids Litigation: along with its peers, Rite Aid is a defendant in the industry - wide litigation pending in state and federal courts • FTC Matters: the FTC is pursuing two sets of claims related to a prior business practice the Company has not engaged in for nearly three years and compliance with the 2010 FTC consent order • Elixir CIDs: the Company has received CIDs from the Department of Justice related to the Medicare Part D plan • U&C Pricing Litigation: Rite Aid is defending several challenges to its “usual and customary” pricing of drugs in its contracts with PBMs • The federal court recently granted Humana’s motion to confirm a $123MM arbitration award against Rite Aid; with post - judgment interest, the award is worth approximately $150MM • Schmuckley Litigation: a qui tam relator and California Department of Justice are pursuing False Claims Act claims regarding the Company’s alleged failure to comply with verification and documentation requirements in California’s Medicaid program for “Code 1” drugs • The Company also defends employment - related class actions and vendor litigation, among other types of claims in the ordinary course • There are two pending “stock drop” security class actions There are a number of pending investigations and litigation claims against Rite Aid Corporation and its subsidiaries

Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents IV. Transaction Proposal

34 Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents Transaction Overview The Company believes a restructuring supported by its stakeholders focused on implementing Rite Aid 2.0 may be value - maximizing Proposed Transaction Benefits Bolster Core Strengths ▪ Opportunity to focus on key geographies will increase strength of brand in those regions Address Operational Challenges ▪ Improved margin profile through footprint rationalization ▪ Elimination of dead rent through exit of unprofitable leases will reduce drag on FCF ▪ Increased leverage in lease renegotiations to improve retained store profile Reinforce Liquidity ▪ Will maintain access to sufficient liquidity, bolstered by asset sales from rationalization & reduced interest expense ▪ Reduce potential impacts from trade contraction by enhancing vendor confidence Reduce Leverage ▪ A right - sized balance sheet with a stronger credit profile Address Litigation ▪ Provides a forum to address current and future litigation in a comprehensive manner • A restructuring would allow Rite Aid to comprehensively address its operational and capital - structure related challenges and successfully implement the changes necessary to achieve Rite Aid 2.0 • An orderly process, entered into with support from key stakeholders, will help Rite Aid optimize business performance and preserve existing liquidity

Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents

Supplemental Liquidity Projections Detail

		Illustrative Petition Date									*Illustrative Emergence Date*	
Approximate M/E:	**Aug-23**	**Sep-23**	**Oct-23**	**Nov-23**	**Dec-23**	**Jan-24**	**Feb-24**	**Mar-24**	**Apr-24**	**May-24**	**Jun-24**	**Jul-24**
Adj. Consolidated EBITDA	**$29**	**($16)**	**$45**	**$44**	**$34**	**$3**	**$42**	**$42**	**$45**	**$48**	**$35**	**$25**
(+/-) Elixir Funding	(65)	(176)	25	(3)	(98)	91	-	-	-	-	-	-
(-) BK-Related Costs	(36)	(110)	(88)	(35)	(28)	(23)	(23)	(24)	(17)	(21)	(22)	(54)
(-) Ordinary Course Professionals	(2)	(2)	(9)	(11)	(9)	(9)	(7)	(4)	(4)	(4)	(4)	(9)
(-) Store Closure Net Proceeds	10	20	13	11	22	(2)	-	-	-	-	-	-
(+/-) Change in Net Working Capital	(114)	(37)	(57)	281	190	181	(35)	54	(9)	77	79	85
(-) Capex	(17)	(13)	(15)	(17)	(11)	(14)	(15)	(16)	(16)	(20)	(16)	(16)
(+/-) Other	(28)	26	(9)	(38)	31	(5)	(19)	(11)	(47)	(22)	48	(26)
UFCF	**($223)**	**($307)**	**($94)**	**$233**	**$131**	**$222**	**($58)**	**$41**	**($48)**	**$57**	**$121**	**$5**
(-) Cash Interest	(24)	(15)	(20)	(27)	(21)	(18)	(21)	(17)	(17)	(21)	(16)	(9)
FCF	**($247)**	**($323)**	**($114)**	**$206**	**$110**	**$203**	**($79)**	**$25**	**($65)**	**$36**	**$105**	**($4)**
Cash & Liquidity Rollforward												
Beg. Retail Cash	**$98**	**$126**	**$100**	**$100**	**$100**	**$100**	**$350**	**$350**	**$350**	**$350**	**$350**	**$350**
(+/-) FCF	(247)	(323)	(114)	206	110	203	(79)	25	(65)	36	105	(4)
(+/-) New Money DIP TL	-	-	200	-	-	-	-	-	-	-	-	(200)
(-) 2L Paydown	-	-	-	-	-	-	-	-	-	-	-	(250)
(+/-) ABL Draw / (Paydown)	275	297	(86)	(206)	(110)	47	79	(25)	65	(36)	(105)	204
Ending Retail Cash	**$126**	**$100**	**$100**	**$100**	**$100**	**$350**	**$350**	**$350**	**$350**	**$350**	**$350**	**$100**
(+) Elixir Cash	22	96	11	11	91	-	-	-	-	-	-	-
(+) Availability	604	307	387	539	487	613	591	611	550	493	558	354
(-) Blocker / Reserves	(258)	(258)	(250)	(256)	(260)	(243)	(248)	(253)	(237)	(245)	(249)	-
(-) 2L Reserve (escrow)	-	-	-	-	-	(250)	(250)	(250)	(250)	(250)	(250)	-
Ending Liquidity	**$494**	**$245**	**$248**	**$395**	**$418**	**$469**	**$443**	**$458**	**$413**	**$348**	**$409**	**$454**
Memo: ABL Balance	*$2,036*	*$2,333*	*$2,247*	*$2,041*	*$1,931*	*$1,677*	*$1,756*	*$1,731*	*$1,796*	*$1,760*	*$1,655*	*$1,859*

Note: Liquidity defined as full cash balance at Retail and Elixir + ABL availability, net of covenant blockers / illustrative reserves.

35 RITE AID

Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents V. Owned Real Estate Summary

37 Privileged & Confidential | Draft - Subject to Material Change | Subject to FRE 408 and State Law Equivalents Rite Aid’s Owned Real Estate (9/5/2023) Implied Value Sensitivity • In developing their analysis, A&G leveraged its national network of brokers, with local market knowledge. The brokers also relied on store - level data, site visits, etc. to develop location - specific views of occupied market rent Cap Rate AS IS Occupied Implied Property Value AS IS Occupied 8.0% $275,006,388 9.0% 244,450,122 10.0% 220,005,110 11.0% 200,004,645 12.0% 183,337,592 13.0% 169,234,700 14.0% 157,146,507 Summary of Owned Stores Commentary State PA MI OH CA NY OR NH Other Total Number of Stores 32 13 12 11 7 9 6 9 99 Gross Sqft. 348,049 202,323 111,908 339,007 118,039 347,695 72,361 125,885 1,665,267 Avg. Sqft. Per Store 10,877 15,563 9,326 30,819 16,863 38,633 12,060 13,987 16,821 Source: Company management and A&G. Note: Of the 99 properties, 8 locations have a ground lease and in one scenario the ground is owned but the building is lease d; in addition to the 99 properties shown herein, RAD owns 4 properties that A&G didn’t ascribe value to (vacant land / parking lease / haven’t received market rent from broker ye t). Note: 9 of the 99 properties are occupied by closed Rite Aid stores.